SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


           Date of report (Date of earliest event reported) July 18, 2000
                               (July 11, 2000)

                        STORAGE TECHNOLOGY CORPORATION

             (Exact Name of Registrant As Specified In Its Charter)


                Delaware            1-7534            84-0593263
        (State or jurisdiction    (Commission        (IRS Employer
           of incorporation)      File Number)    Identification No.)




                 One StorageTek Drive, Louisville, Colorado 80028-4309

                  (Address of Principal Executive Offices) (Zip Code)


          Registrant's telephone number, including area code (303) 673-5151


                                 Not applicable

           (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

The registrant, Storage Technology Corporation (the "Company"), announced in a Press Release, dated July 11, 2000, and attached hereto as Exhibit 99.1, that the Company named Patrick J. Martin as its new Chairman, President and Chief Executive Officer.

The assumptions, expectations and forecasts contained herein regarding the Company, its future growth and business plans and contained in Exhibit 99.1 hereto constitute "forward looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties that could cause actual results to differ materially. Some of these risks and uncertainties are discussed in the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.


Item 7.(c)   Exhibits.

             99.1 Press Release, dated July 11, 2000 relating to the Company naming Patrick J.Martin as its new Chairman, President and CEO.

                                    SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



  Date: July 18, 2000                       Storage Technology Corporation




    By: /s/  Thomas G. Arnold,
        Vice President,
        Corporate Controller

3